                     AMERICAN MUTUAL LIFE INSURANCE COMPANY

                    ORGANIZED IN 1896  DES MOINES, IOWA 50306

                               BROKERAGE CONTRACT

This contract is entered into at Des Moines, Iowa, between American Mutual Life Insurance Company (the "Company") and Midland Investment Services, Inc. (the "Agent") with an Effective Date of January 1, 1995.

                              SECTION 1. THE AGENCY

A.  AUTHORITY OF AGENT

     The Agent may solicit Applications for insurance policies, annuity contracts and other products offered by the Company in the territory assigned to his/her General Agent, and in other geographical areas as permitted by the Rules of the Company. The Agent is authorized to deliver policies and contracts issued by the Company upon payment of the required initial premium and upon compliance with the terms and conditions of such policies and contracts and the Rules of the Company governing such delivery.

B.  LIMITATION OF AGENT'S AUTHORITY

     The Agent has no authority personally or on behalf of the Company to make, modify or waive any of the terms or conditions of any policy or contract; to bind the Company by making any promise or by accepting any representation or information not contained in an application; or to incur any obligation or liability for which the Company shall be responsible.

C.  RELATIONSHIP

     The Agent is an independent contractor and nothing in this Contract shall be construed to make the Agent an employee of the Company or the General Agent. The Agent shall be free to exercise his/her own judgment as to the persons from whom Applications will be solicited and the time, place and manner of solicitation, but the Company from time to time may adopt Rules respecting the solicitation of Applications by the Agent as do not interfere with such freedom of action.

D.  DUTIES OF AGENT

     1. The Agent shall comply with all applicable statutes and governmental rules and regulations and shall so conduct himself/herself as not to affect adversely the Business, good standing or reputation of the Agent, the General Agent or the Company.

     2. The Agent shall comply with the rules and operating procedures of the Company which are published from time to time by the Company and by this reference, is made a part of this Contract.

     3. The Agent shall assist the Company in the care and conservation of the Business sold by him/her and provide prompt service to its policyowners.

     4. The Agent shall indemnify and save the Company harmless from and against all costs, expenses, damages and other liabilities resulting from any act or failure to act by the Agent.

                             SECTION 2. COMPENSATION

A.  PAYMENT

     The Company will pay to the Agent the Compensation specified in the Schedule of Commissions and any supplement or amendment hereto as in effect on the Paid Date of each insurance policy, annuity contract or other product issued by the Company and sold by the Agent. Unless otherwise specifically provided, such Compensation shall be paid in accordance with the Company's Rules when the respective premiums or other sums on Business sold by the Agent are paid to the Company.

B.  ENTIRE COMPENSATION

     The Agent agrees that the Compensation specified in the Schedule of Commissions and any supplement or amendment hereto, as in effect on the Paid Date of each insurance policy, annuity contract or other product issued by the Company and sold by the Agent, shall constitute the Agent's entire remuneration for services rendered pursuant to this Contract.

C.  RIGHTS RESERVED

     The Company reserves the right to amend from time to time the terms and conditions of the payment of Compensation as set forth in the Schedule of Commissions and any supplement or amendment hereto by giving Notice of such amendment. No such amendment shall operate to reduce the Compensation paid on Business sold by the Agent with a Paid Date prior to the date when the amendment becomes effective.

D.  CHARGEBACK OF COMPENSATION

     The Agent agrees that if the Company for any reason refunds a premium or any other payment on which any Compensation has been paid to the Agent, then such Compensation shall become an indebtedness of the Agent and become immediately due and payable to the Company.

E.  RIGHT OF SET-OFF

     All Compensation which is or may be paid under this Contract is subject to the prior and absolute right of the Company to receive and apply such amounts on account of all indebtedness, obligations and liabilities of the Agent to the Company whether arising out of this Contract or otherwise, and on account of costs, expenses, damages and other liabilities which the Company may sustain or be liable for by reason of any act or failure to act on the part of the Agent. This right of set-off shall also apply to any Compensation paid after termination of the Contract.

            SECTION 3. TERMINATION AND COMPENSATION AFTER TERMINATION

A.  TERMINATION

     This Contract shall terminate on the occurrence of any of the following events:

     (i) death of the Agent;

     (ii) whenever the company shall determine that the commissions for any 12 month period will amount to less than $100;

     (iii) appointment of the Agent as a General Agent, Career Agent or as an employee of the Company;

     (iv) written notice of termination by either the Agent or the Company, either delivered personally or mailed to the last known address of the other party, at least thirty days prior to the effective date of such termination;

     (v) if the Agent commits an act of dishonesty or fraud which directly affects the Company, or if the Agent misappropriates or withholds funds of the Company or for which the Company is or may be liable, or if the Agent violates any statute or governmental rule or regulation applicable to the sale of Business by the Agent.

     (vi) if the Agent or any person acting on behalf of or in association with the Agent attempts at any time to induce or persuade any person under contract with the Company to leave its service to enter the service of another insurance company or agency thereof, or replaces more than 10%, measured by annualized premium, of his/her Business having an Issue Date in one calendar year with insurance or investment products issued or sold by another company.

B.  COMPENSATION AFTER TERMINATION

     1. If this contract terminates as a result of the occurrence of an event as specified in Section 3.A.(i)(iv), the Company will pay the compensation the Agent would have received had this contract remained in force, except that payment of service fees and persistency bonus payments shall immediately cease.

     2. If the Contract terminates as a result of the occurrence of the event specified in Section 3.a (ii), then all rights of the Agent to compensation under this Contract shall immediately cease and the Agent shall not be entitled to any further payments from the Company of any kind.

     3. If the contract terminates as a result of the occurrence of the event specified in Section 3.A.(iii), the Agent shall receive all the compensation he/she would have received had this contract remained in force; provided, however, the provisions of Section 3.B.1 shall become applicable if and when the agent ceases to be a General Agent, Career Agent or employee of the Company.

     4. If the contract terminates as a result of the occurrence of any one of the events specified in Section 3.A.(v) or (vi) or if the Agent, subsequent to termination of the contract for any reason, should commit any of the acts specified in Section 3.A.(v) or (vi), then all rights of the Agent to compensation under this contract shall immediately cease and the Agent shall not be entitled to any further payments from the Company if any kind.

                               SECTION 4. GENERAL

A.  DEFINITIONS

     The following terms shall have the indicated meanings in this Contract and in any supplement or amendment hereto:

    APPLICATION: An application to the Company for an insurance policy, annuity contract or other product.

    BONUS PAYMENTS: Amounts determined, computed and paid by the Company to the Agent in accordance with the terms and conditions of the Persistency Bonus Supplement which, by this reference, are made a part of this Contract.

    BUSINESS: Insurance policies, annuity contracts and other products issued by the Company.

    COMPENSATION: Commissions of every type provided for in the Schedule of Commissions, Bonus Payments and any other amounts, by whatever name, allowed the Agent under this Contract.

    CONTRACT: This Brokerage Agent's contract and any supplement or amendment hereto.

    ISSUE DATE: The issue date specified in an insurance policy or annuity contract issued by the Company.

    FIRST YEAR COMMISSIONS (FYC): First year commissions credited to the Agent's account on the Company's record system less any charges as a result of premiums refunded by the Company to the policyowner.

    NOTICE: Written notice by the Company that will be immediately effective, unless otherwise specifically provided, upon depositing same in the mail addressed to the Agent at his/her last known address. The Agent will be deemed to have knowledge of the content of the Notice and be bound thereby upon its effective date.

    PAID DATE: The date when an insurance policy, annuity contract or other product issued by the Company is entered as paid on the Company's record system.

    PERSISTENCY: For any designated period of time, the percentage computed in accordance with the Rules of the Company as of the end of such period by dividing (1) the amount of FYC credited on all life insurance policies sold by the Agent with an Issue Date in any one calendar year which actually renew for the designated period by (2) the amount of FYC originally credited on all life insurance policies sold by the Agent with an Issue Date in that calendar year.

    RULES: Rules prescribed by the Company for the solicitation, delivery and servicing of Business, the computation and payment of Compensation and the computation of Persistency, as may from time to time be published in the Company's ratebooks and manuals.

    SCHEDULE OF COMMISSIONS: A supplement to this Contract which sets forth the First Year, Renewal and service fees paid by the Company for the years shown and at the percentages stated therein.

B.  INDEBTEDNESS OF AGENT

     The Company shall have a first lien on and the Agent hereby assigns to the Company all Compensation which is or may be paid under this Contract or any previous agency contract between the Agent and the Company as security for payment of all indebtedness and all other amounts due or that become due it from the Agent, and the Agent agrees to pay interest on such indebtedness and other amounts as remain from time to time outstanding at the rate of 10% per annum. The Company reserves the right from time to time to change the rate of interest charged by publishing such change. The lien created hereby shall not be extinguished by termination of this Contract or any previous agency contract between the Agent and the Company.

C.  ASSIGNMENT

     This Contract is not transferable. No assignment of any Compensation or other right hereunder shall be effective against the Company unless consented to in writing by the Company and unless the original assignment or a duplicate original thereof is filed with the Company at its Home Office; and any such assignment shall be subject to the first lien and right of set-off of the Company provided under this Contract.

D.  RIGHTS RESERVED TO THE COMPANY

     The Company may, without liability to the Agent, withdraw from any territory, revise its premium rates and dividends, and revise, discontinue or withdraw any policy or contract form or forms.

E.  CONFORMITY WITH COMPANY PROCEDURES

     The amount and time of payment of Compensation on replacements, policy changes, reinstatements, conversions, exchanges, term renewals, premiums paid in advance and other special cases shall be governed by the rules form time to time published by the Company.

F.  PREVIOUS AGENCY CONTRACTS

     Any existing agency contract between the Agent and the Company shall terminate as of the effective date of this contract except as to any indebtedness of the Agent to the Company under such contract. This contract shall not be deemed to place or continue the Agent in the service of the Company for any purpose under any previous agency contract between the Agent and the Company.

G.  NO WAIVER

     No forbearance or neglect by the Company to enforce any term, condition, or provision of this Contract shall be construed as a waiver of any of its rights or privileges hereunder or affect its rights arising from any default or failure of performance by the Agent.

Executed in duplicate as of the Effective Date set forth above.

                                         AMERICAN MUTUAL LIFE INSURANCE COMPANY

By  /s/ signature                                    /s/ Dempsey R. Adkins
- ------------------------------------     --------------------------------------
                                                                 Vice-President

                                             ----------------------------------

                                                                          Agent

Appointed by:

/s/ Midland Investment Services
- -------------------------------
                  General Agent

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                     AMERICAN MUTUAL LIFE INSURANCE COMPANY

SCHEDULE OF COMMISSIONS
Effective Date: January 1, 1995 (or Effective Date of Contract, if later)

The agent shall receive commissions equal to the following percentages of premiums paid to the Company on policies and contracts sold by the Agent with a Paid Date while this schedule is in effect.

- ---------------------------------------------------------------------------------------------------------------------
                                                                      PERCENTAGE OF PREMIUMS
                                             ------------------------------------------------------------------------
                                             FIRST YEAR                                                  SERVICE FEE
     TYPE OF POLICY OR CONTRACT              COMMISSION                 RENEWAL COMMISSIONS              COMMISSIONS
                                             ----------               -------------------------        --------------
                                                                                                          YEARS 12
                                              YEAR 1                    YEAR 2       YEARS 3-11           AND LATER
                                             ---------                ----------     ----------        --------------
HERITAGE SERIES LIFE INSURANCE
- -DIAM-Special 98                                 55%                    12%               5%                 2%
- -DIAM-HeritageFlex (Base)                        50%                    12%               5%                 2%
                (APB)                            50%                     3%               3%                 2%
- -DIAM-Equity Builder                             55%                     5%               5%                 2%
- -DIAM-Heritage Extra                             35%                     5%               5%                 2%
- -DIAM-SurvivorFlex  (Base)                       50%                     5%               5%                 2%
                (APB)                            50%                     3%               3%                 2%
- -STAR-10 Year Term                               50%                     5%               5%                 2%
- -STAR-Yearly Renewable Term                      30%                    25%               5%                 2%
HERITAGE SERIES RIDERS & BENEFITS
10 Year Term Rider                               50%                     5%               5%                 2%
Yearly Renewable Term Rider                      30%                    25%               5%                 2%
Additional Insured Rider                         50%                     5%               5%                 2%
1st Death Term Rider (SurvivorFlex)              50%                     3%               3%                 2%
Plus Rider                                        3%                     3%               3%                 2%
Plus 1 Rider                                      3%
SurvivorPlus Rider                                3%                     3%               3%                 2%
SurvivorPlus 1 Rider                              3%
Double Death Benefit (SurvivorFlex)               3%
Waiver of Premium Rider
Accidental Death Benefit
Children's Insurance Rider                                        Same as Policy
Guaranteed Purchase Option
Spouse Insurance Rider
Policy Split Option (SurvivorFlex)

AMERICAN SERIES LIFE INSURANCE
- -STAR-American Executive                         70%                    12%               5%                 2%
- -STAR-Executive Whole Life                       70%                    12%               5%                 2%
- -STAR-Life Paid-Up at 65                         70%                    12%               5%                 2%
- -STAR-Decreasing Term                            50%                     5%               5%                 2%
AMERICAN SERIES RIDERS & BENEFITS
//10 Year Term Rider                             50%                     5%               5%                 2%
//Decreasing Term Rider                          50%                     5%               5%                 2%
Other Insured Rider                              50%                     5%               5%                 2%
Additional Paid-Up Life Rider                     4%                     4%               4%                 2%
ART Rider (Flex Term)                             0%                     0%               0%                 0%
Family Term-Children Only
Guaranteed Additions Rider                                        Same as Policy
Waiver of Premium Rider
Accidental Death Benefit

- -DIAM- First year commissions are shown for issue ages 0-60. The rate shown shall be reduced by 1% for each year the issue age is over 60 and under 71;
and by 2% for each year the issue age is over 70. For SurvivorFlex the rate shown shall be reduced by 1% for each issue age over 70. For HeritageExtra the rate shall be reduced by 1% for each issue age over 70.

- -STAR-  Commissions are paid on premiums excluding the policy fee.

// Non-commissionable versions of 10 Year Term Rider and Decreasing Term Rider are also available.
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                     AMERICAN MUTUAL LIFE INSURANCE COMPANY

- -------------------------------------------------------------------------------------------------------------------
Type of Policy or Contract                        PERCENTAGE OF PREMIUMS
- -------------------------------------------------------------------------------------------------------------------
                                             FIRST YEAR          RENEWAL                  SERVICE FEE
                                             COMMISSIONS         COMMISSIONS              COMMISSIONS
                                               -TRIA-
                                            --------------      -------------        ------------------------------
                                                                                                         YEARS 20
                                              YEAR 1              YEARS 2-9           YEARS 10-20         AND LATER
                                            -------------       -------------        ---------------   ------------
UNIVERSAL LIFE
Prime Provider                                  55%                   3%                   *                  *
Prime Performer                                 35%                 1.5%                   **                 **

PRIME RIDERS
Additional Insured Rider
Waiver of Monthly Premium
Waiver of Monthly Deduction                                      Same as Policy
Children's Insurance Rider
Accidental Death Benefit
Guaranteed Purchase Option

- -STAR-AMERIPLAN 1                               50%                   3%                   3%                 2%
- -STAR-AMERIPLAN 2                               60%                   3%                   3%                 2%

AMERIPLAN RIDERS
Guaranteed Additions Rider
Waiver Monthly Deduction
Accidental Death Benefit                                         Same as Policy
Primary Insured Rider
Other Insured Rider
Family Term - Children Only

- -TRIA- The first year rates shown apply to Target Premium. The renewal commission rate is paid on premium exceeding the Target Premium received in the first year. Target Premiums are described in one or more of the following: Product Manual and Rate Book, Agent's Manual or Product Brochures.

- -STAR-  Commissions are paid on premiums excluding the policy fee.

                                                  Commission on Subsequent Deposits
                                   FIRST YEAR                                                                        YEARS 6
                                   COMMISSION            YEAR 2         YEAR 3         YEAR 4         YEAR 5        AND LATER
                                   ----------            ------         ------         ------         ------       ----------
ANNUITY
Advantage Plus                        6.50%               4.25%          3.25%          2.25%          1.25%            0
Advantage Bonus
Advantage MVA                         7.00%               4.25%          3.25%          2.25%          1.25%            0
Flex 30                               5.00%               3.00%          3.00%          3.00%          3.00%          2.00%
Guarantee 5                           4.00%
Single Premium Immediate Annuity      4.00%
Option F                              2.00% of Annuitized Funds

*   0.25% of the Account Value is paid annually in years 10 and later.
**  0.175% of the Account Value is paid Annually in years 10 and later.
*** 0.75% of the Purchase Account Value is paid annually in year 6 and later.

Consult field publications to determine current Company policy regarding commission adjustments including but not limited to: annualization, replacements, substandard ratings and extra premiums, conversion credits, chargebacks and changes in Universal Life face amounts.
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------

                     AMERICAN MUTUAL LIFE INSURANCE COMPANY

Overwriting Commission Supplement
Effective Date: January 1, 1995 (or Effective Date of Contract, if later)

LIFE OVERWRITING FIRST YEAR COMMISSIONS

The Company will pay to Midland Investment Services, Inc. each month a first year overwriting commission rate of 100% of the Life NAFYC credited during that month to each agent of record.

The Company will pay to Midland Investment Services, Inc. each month a renewal overwriting commission in accordance with the Renewal Overwriting Commissions Schedule.
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------

                     AMERICAN MUTUAL LIFE INSURANCE COMPANY

RENEWAL OVERWRITING COMMISSIONS SCHEDULE
Effective Date: June 1, 1995 (or Effective Date of Contract, if later)

The Company agrees to pay the General Agent or Regional General Agent Overwriting Renewal and Service Fee Commissions in accordance with the provisions of this schedule.

- ---------------------------------------------------------------------------------------------------------------------------------
                                                                   Overwriting Percentage of Premiums
                                         ----------------------------------------------------------------------------------------
Type of Policy or Contract                                                                                           Service Fee
                                                                 Renewal Commissions                                 Commissions
                                         --------------------------------------------------------------------    ----------------
                                           YEAR           YEAR           YEAR           YEARS          YEARS        YEARS 12
                                             2              3              4             5-7           8-11         AND LATER
                                         --------       --------       ---------      ---------      --------    ----------------
HERITAGE SERIES LIFE INSURANCE
Special 98                                  6%             4%             3%            1.5%           1.5%           0.5%
HeritageFlex (Base)                         6%             4%             3%            1.5%           1.5%           0.5%
             (APB)                          1%             1%             1%              1%             1%           0.5%
Equity Builder                              4%             4%             3%            1.5%           1.5%           0.5%
HeritageExtra                               4%             4%             3%            1.5%           1.5%           0.5%
SurvivorFlex (Base)                         4%             4%             3%            1.5%           1.5%           0.5%
             (APB)                          1%             1%             1%              1%             1%           0.5%
- -STAR- 10 Year Term                         4%             4%             3%            1.5%           1.5%           0.5%
- -STAR- Yearly Renewable Term               12%             5%             4%            2.5%           1.5%           0.5%

HERITAGE SERIES RIDERS & BENEFITS
10 Year Term Rider                          4%             4%             3%            1.5%           1.5%           0.5%
Yearly Renewable Term Rider                12%             5%             4%            2.5%           1.5%           0.5%
Additional Insured Rider                    4%             4%             3%            1.5%           1.5%           0.5%
1st Death Term Rider (SurvivorFlex)         1%             1%             1%              1%             1%           0.5%
Plus Rider                                  1%             1%             1%              1%             1%           0.5%
SurvivorPlus Rider                          1%             1%             1%              1%             1%           0.5%
Waiver of Premium Rider
Accidental Death Benefit
Children's Insurance Rider                           Same as Policy
Guaranteed Purchase Option
Spouse Insurance Rider
Policy Split Option (Survivor Flex)

AMERICAN SERIES LIFE INSURANCE
- -STAR-American Executive                    6%             4%             3%            1.5%           1.5%           0.5%
- -STAR-Executive Whole Life                  6%             4%             3%            1.5%           1.5%           0.5%
- -STAR-Life Paid-Up at 65                    6%             4%             3%            1.5%           1.5%           0.5%
- -STAR-Decreasing Term                       4%             4%             3%            1.5%           1.5%           0.5%

AMERICAN SERIES RIDERS & BENEFITS
//10 Year Term Rider                        4%             4%             3%            1.5%           1.5%           0.5%
//Decreasing Term Rider                     4%             4%             3%            1.5%           1.5%           0.5%
Other Insured Rider                         4%             4%             3%            1.5%           1.5%           0.5%
Additional Paid-Up Life Rider               1%             1%             1%              1%             1%           0.5%
ART Rider (Flex Term)                       0%             0%             0%              0%             0%             0%
Family Term - Children Only
Guaranteed Additions Rider
Waiver of Premium Rider                              Same as Policy
Accidental Death

- -STAR- Overwrites are paid on premiums excluding the policy fee.

// Non-commissionable versions of 10 Year Term Rider and Decreasing Term Rider are also available.
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------

                     AMERICAN MUTUAL LIFE INSURANCE COMPANY

- ------------------------------------------------------------------------------
Type of Policy or Contract              OVERWRITING PERCENTAGE
- ------------------------------------------------------------------------------

UNIVERSAL LIFE
Prime Provider                   1% of premium paid in years 2-9.  Service fee
                                 of 0.05% of the Account Value is paid
                                 annually in years 10 and later.

Prime Performer                  0.5% of premium paid in years 2-9. Service
                                 fee of 0.0375% of the Account Value is
                                 paid annually in years 10 and later.

Ameriplan 1                      1% of premium paid in years 2-9. Service fee
                                 of 1% of premium is paid in years 10 and later.

Ameriplan 2                      1% of premium paid in years 2-9. Service fee
                                 of 1% of premium is paid in years 10 and
                                 later.
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------